UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 30, 2018 (November 30, 2018)

J. Alexander’s Holdings, Inc.

(Exact name of registrant as specified in its charter)

Tennessee	001-37473	47-1608715
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3401 West End Avenue, Suite 260, P.O. Box 24300, Nashville, TN		37203
(Address of Principal Executive Offices)		(Zip Code)

(615) 269-1900

Registrant’s telephone number, including area code

Not applicable

Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 Entry into a Material Definitive Agreement

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 1.02 Termination of a Material Definitive Agreement

On November 30, 2018, J. Alexander’s Holdings, Inc. (the “Company”) issued a press release announcing that its operating subsidiary, J. Alexander’s Holdings, LLC, a Delaware limited liability company (“JAX Op”) entered into a termination agreement (the “Termination Agreement”) relating to the Management Consulting Agreement, dated September 28, 2015, by and between Black Knight Advisory Services, LLC (“BKAS”) and JAX Op (the “Consulting Agreement”). Pursuant to the Termination Agreement, the parties thereto have agreed that the Consulting Agreement will terminate in exchange for a termination fee of $4,559,592 (the “Termination Fee”) to be paid by JAX Op to BKAS, as required by the terms of the Consulting Agreement. Pursuant to the Termination Agreement, the Termination Fee will be paid on January 31, 2019. Additionally, as required by the Consulting Agreement, JAX Op will pay to BKAS a prorated portion of the Base Fee (as defined in the Consulting Agreement) due for the Company’s 2018 fiscal year no later than ten (10) business days following the completion of the audit for the Company’s 2018 fiscal year. Upon termination of the Consulting Agreement, BKAS must exchange the currently outstanding 1,500,024 profits interest units held by BKAS for common stock of the Company within ninety (90) days following the effective date of the Termination Agreement or such profits interest units will be immediately and automatically cancelled and forfeited for no consideration. As previously disclosed in the Company’s filings with the U.S. Securities and Exchange Commission, including the Company’s annual proxy statement to shareholders, Lonnie J. Stout II, the President and CEO of the Company, and one of the members of the Company’s board of directors (the “Board”), holds an 11.76% membership interest in BKAS. Mr. Stout recused himself from votes taken by the Board related to the Termination Agreement.

The foregoing description of the Termination Agreement does not purport to be complete and is qualified in its entirety by reference to the Termination Agreement, which is filed as Exhibit 10.1 hereto and is incorporated herein by reference. A copy of the press release announcing the Termination Agreement is attached hereto as Exhibit 99.1.

Item 7.01 Regulation FD Disclosure.

The information set forth in Item 1.02 of this Current Report on Form 8-K is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit 10.1	Termination Agreement, by and between J. Alexander’s Holdings, LLC and Black Knight Advisory Services, LLC, dated November 30, 2018.

Exhibit 99.1	Press Release issued by J. Alexander’s Holdings, Inc., dated November 30, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

J. Alexander’s Holdings, Inc.
(Registrant)

Date: November 30, 2018	By:	/s/ Mark A. Parkey
Mark A. Parkey Chief Financial Officer, Executive Vice President & Treasurer